SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 7, 2005

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT ADVISOR VISTA

ISSUED BY KEYPORT VARIABLE ACCOUNT A

TO PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY FOCUS

AND TO PROSPECTUS DATED APRIL 30, 2002
FOR FUTURITY

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the AIM V.I. Growth Fund (the "Fund").

The Board of Trustees of the Fund has approved a proposal to reorganize of the Fund into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, and all other conditions are satisfied or waived, all of the assets of that Fund will be transferred to the respective Acquiring Fund and shareholders of that Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of the Fund at a special meeting of shareholders to be held on or about April 4, 2006. If approved at the special meeting, the reorganization is proposed to take place shortly thereafter.

Fund	Acquiring Fund

AIM V.I. Growth Fund	AIM V.I. Capital Appreciation Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AIMGROWTH.SUP(US) 12/05